                                                                   EXHIBIT 10.56

                                                     March 8, 2002


To:    Francis J. Alfano
       Kim Crane
       Bruce S. Klein
       Frank Lincks
       David Link
       Steven Munroe
       Christopher Pickett


         This will confirm the agreement between Interliant, Inc. (the "Company") and each of you whereby in consideration of your restructured compensation for the balance of the calendar year 2002, you will each have issued to you 160,000 shares of Company common stock, par value, $.01. These shares will initially not be registered for resale under the Securities Act of 1933, as amended; however, if and when the Company files a shelf-registration covering any of the securities issued or issuable by the Corporation in connection with its December 31, 2001 restructuring of its 7% Convertible Subordinated Notes, the Company will include these shares in such registration. In order to issue the shares, you will need to sign and return the attached Subscription Agreement.

         Please sign below acknowledging your agreement to the foregoing.

                                                     Sincerely yours,

                                                     /s/ Bruce Graham
                                                     -------------------
                                                     Bruce Graham
                                                     President and Chief
                                                     Executive Officer

Enclosures

AGREED TO:

   /s/ Francis J. Alfano
------------------------------------
Print Name:  Francis J. Alfano


   /s/ Kim Crane
------------------------------------
Print Name:  Kim Crane


   /s/ Bruce S. Klein
------------------------------------
Print Name:  Bruce S. Klein

   /s/ Frank Lincks
------------------------------------
Print Name:  Frank Lincks


   /s/ David Link
------------------------------------
Print Name:  David Link


   /s/ Steven Munroe
------------------------------------
Print Name:  Steven Munroe


   /s/ Christopher Pickett
------------------------------------
Print Name:  Christopher Pickett

                         INVESTOR SUBSCRIPTION AGREEMENT

                        INTERLIANT, INC. (THE "COMPANY")

                                  COMMON STOCK

PLEASE READ THE FOLLOWING INSTRUCTIONS:

                  To receive shares of the Company's Common Stock (the "Shares) you must complete and return this Subscription Agreement to the Company.

REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

                  By executing this Subscription Agreement in the space indicated below, the Subscriber hereby represents and warrants to and agrees with the Company that each of the following statements is true and correct on the date hereof and, if this subscription is accepted by the Company in whole or in part, will be true and correct on the closing date of the acquisition by the Company of the assets (or capital shares) of the Acquired Company ("Closing Date"):

                  (i) The Subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933 Act, as amended (the "`33 Act") because:

                           The Subscriber is a natural person who:

                                    (a) has an individual net worth, or joint
                           net worth with such person's spouse, exceeding $1,000,000; or

                                    (b) had an income in excess of $200,000 in
                           each of the two (2) most recent years or a joint income with such person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

                                    (c) is a director or an executive officer of
                           the Company.

                   (ii) The Subscriber is acquiring the Shares for the Subscriber's own account as principal, for investment purposes only, and not with a view to, or for, the resale, distribution or fractionalization thereof, in whole or in part, subject, however, to any requirement of law that the disposition of the Subscriber's property shall at all times be within its control, and no other person or entity has or will have a direct or indirect beneficial interest in such Shares;

                  (iii) The Subscriber understands that the offering and sale of the Shares is intended to be exempt from registration under the `33 Act by virtue of Section 4(2) of the `33 Act and under similar provisions under the applicable state securities laws, and understands and agrees that the Shares may not be sold, transferred, hypothecated or pledged, except pursuant to an effective registration statement under the `33 Act and under the applicable state securities laws or pursuant to an available exemption under the registration requirements of the `33 Act and under the applicable state securities laws, established to the satisfaction of the Company;

                  (iv) The Subscriber has been furnished with a copy of the section titled "Risks Inherent In Owning Our Securities" from the Company's Offering Circular dated November 9, 2001 in connection with the Company's Exchange Offer described therein ("Risk Factors"), and all other documents which it has requested;

                  (v) The Subscriber has been given the opportunity to obtain such additional information as is necessary to verify the accuracy of the information contained in the material described in "(iv)" above in order for the Subscriber to evaluate the merits and risks relating to the purchase of the Shares, to the extent that the management of the Company possesses such information or can acquire it without unreasonable effort or expense;

                  (vi) The Subscriber has relied only on the advice of the Subscriber's own professional advisers with respect to the legal, tax, ERISA and other economic considerations related to this investment;

                  (vii) The Subscriber has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of subscribing to purchase the Shares and the Subscriber has not relied in connection with this investment upon any representations, warranties or agreements other than those set forth in this Agreement and the Confidential Memorandum; and

                  (vii) The Subscriber understands and acknowledges that there are substantial risks of loss of investment involved in an investment in the Shares, including those described under in the Risk Factors and that the Subscriber represents and warrants that it has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and possible contingencies and has no need for liquidity with respect to its investment in the Company.

SHARES TO BE LEGENDED

                  Certificates representing each of the Shares will bear a legend in substantially the following form:

"The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws and neither the Shares nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption from registration under such Act and the rules and regulations thereunder and in the absence of registration or an exemption from registration under any applicable state securities laws.

                  For Georgia residents only:

                           These securities have been issued or sold in reliance
                  on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.

PLEASE COMPLETE THE FOLLOWING:

1.   I hereby tender this Subscription Agreement for the purchase of 160,000
     Shares.

2.   The Shares which I am purchasing shall be issued as follows (check one):

[ ]  Individual Ownership (one signature required)      [ ]  Corporation    (authorized   agent   of
                                                             corporation must sign)

[ ]  Tenants-in-Common (all parties must sign)          [ ]  Joint    Tenants    with    Right    of
                                                             Survivorship (all parties must sign)

[ ]   Partnership (all partners must sign)              [ ]  Trust (trustee must sign)

[ ]   Minor with Adult Custodian under the Uniform Gift to Minors Act in your
      State (custodian must sign; minor will have beneficial ownership)

PLEASE CONSULT WITH YOUR OWN LEGAL COUNSEL REGARDING THE MEANING AND LEGAL IMPLICATIONS OF THE ABOVE DESIGNATIONS AND HOW YOUR DESIGNATION MUST BE SHOWN ON YOUR STOCK CERTIFICATE. THE COMPANY TAKES NO RESPONSIBILITY FOR INCORRECT STOCK CERTIFICATE DESIGNATIONS.

3.       How many stock certificates do you want (maximum of one per share)?

         --------

4. Please print the exact name you desire on the stock certificate(s) (Note: a separate investor subscription agreement must be completed and returned for each different name(s) requested)

         ----------------------------------------------------------------

5. Please print address where certificate for the Shares and all shareholder information should be sent:

         ----------------------------------------------------------------

6. Please print social security number(s) of shareholder(s), or, if a corporation, partnership, trust or other business organization is purchasing the Shares, please provide its taxpayer identification number:

        -----------------------------------------------------------------

THE UNDERSIGNED REPRESENT(S) AND WARRANT(S) THAT THE FOREGOING INFORMATION IS TRUE, ACCURATE AND COMPLETE, AND THAT THE UNDERSIGNED (OR AN ADULT CUSTODIAN), IF AN INDIVIDUAL, IS OR ARE AT LEAST 18 YEARS OF AGE, THAT EACH PURCHASER IS A RESIDENT OF A QUALIFIED STATE.


-------------------------------         -------------------------------------
(Signature)       (Date)                (Signature )        (Date ) of
                                          additional person, if required
                                         (See above.)*
------------------------------
(Print Name)

ACCEPTED BY:  INTERLIANT, INC.

By:
   ----------------------------         --------------------------
      Bruce Graham                                            Date
      President and Chief
      Executive Officer